Independent Auditors' Report


The Board of Directors and Shareholder
Strategist Income Fund, Inc.:

We have audited the statement of assets and liabilities of Strategist Government Income Fund (a series within Strategist Income Fund, Inc.) as of April 15, 1996. This financial statement is the responsibility of Fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included verification of the investment in Government Income Portfolio by examination of the underlying Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Strategist Government Income Fund at April 15, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
April 16, 1996

STRATEGIST GOVERNMENT INCOME FUND
(a series within Strategist Income Fund, Inc.)

Statement of Assets and Liabilities

April 15, 1996


Assets:
  Investment in Government Income Portfolio                 $40,000
  Organizational costs (note 5)                              13,907
      Total assets                                           53,907

Liabilities:
  Payable to adviser (note 5)                                13,907

      Net assets applicable to outstanding capital stock    $40,000

Represented by:
  Capital stock - authorized 3 billion shares of $.01
    par value; outstanding 4,000 shares                     $    40
  Additional paid-in capital                                 39,960

      Total - representing net assets applicable to
        outstanding capital stock                           $40,000

Net asset value per share of outstanding capital stock      $ 10.00



See accompanying notes to financial statement.
PAGE 3

STRATEGIST GOVERNMENT INCOME FUND
(a series within Strategist Income Fund, Inc.)

Notes to Statement of Assets and Liabilities

April 15, 1996
1. Organization

The Fund is a series of Strategist Income Fund, Inc. and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Strategist Government Income Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.
The Fund invests substantially all of its assets in the Government Income Portfolio (Portfolio), a series of Income Trust, an open-end investment company which has the same investment objectives as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at April 15, 1996 was 100%.

The only transactions of the Fund since inception has been the initial sale on April 15, 1996 of 4,000 shares of the Fund to American Express Financial Corporation (AEFC), and the investment of the proceeds in the underlying Portfolio.

2. Valuation of Investments

The Fund records its investment in the Portfolio at market value.

3. Investment Income and Expenses

The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses as follows:

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Under this agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, corporate filing fees; organizational expenses; and any other expenses properly payable by the Fund approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account of $25.

Under a Plan and Agreement of Distribution, the Fund pays American Express Service Corporation a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets.

4. Federal Taxes

The Fund intends to comply with the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

5. Organizational Costs

The Fund expects to incur organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.
PAGE 5






Independent Auditors' Report


The Board of Directors and Shareholder
Strategist Income Fund, Inc.:

We have audited the statement of assets and liabilities of Strategist Quality Income Fund (a series within Strategist Income
Fund, Inc.) as of April 15, 1996. This financial statement is the responsibility of Fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included verification of the investment in Quality Income Portfolio by examination of the underlying Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Strategist Quality Income Fund at April 15, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
April 16, 1996

PAGE 6
STRATEGIST QUALITY INCOME FUND
(a series within Strategist Income Fund, Inc.)

Statement of Assets and Liabilities

April 15, 1996


Assets:
  Investment in Quality Income Portfolio                    $30,000
  Organizational costs (note 5)                              13,907
      Total assets                                           43,907

Liabilities:
  Payable to adviser (note 5)                                13,907

      Net assets applicable to outstanding capital stock    $30,000

Represented by:
  Capital stock - authorized 3 billion shares of $.01
    par value; outstanding 3,000 shares                     $    30
  Additional paid-in capital                                 29,970

      Total - representing net assets applicable to
        outstanding capital stock                           $30,000

Net asset value per share of outstanding capital stock      $ 10.00



See accompanying notes to financial statement.
PAGE 7
STRATEGIST QUALITY INCOME FUND
(a series within Strategist Income Fund, Inc.)

Notes to Statement of Assets and Liabilities

April 15, 1996
1. Organization

The Fund is a series of Strategist Income Fund, Inc. and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Strategist Quality Income Fund seeks to provide shareholders with current income and preservation of capital. The Fund invests substantially all of its assets in the Quality Income Portfolio (Portfolio), a series of Income Trust, an open-end investment company which has the same investment objectives as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at April 15, 1996 was 100%.

The only transactions of the Fund since inception has been the initial sale on April 15, 1996 of 3,000 shares of the Fund to American Express Financial Corporation (AEFC), and the investment of the proceeds in the underlying Portfolio.

2. Valuation of Investments

The Fund records its investment in the Portfolio at market value.

3. Investment Income and Expenses

The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses as follows:

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Under this agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, corporate filing fees; organizational expenses; and any other expenses properly payable by the Fund approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account of $25.

Under a Plan and Agreement of Distribution, the Fund pays American Express Service Corporation a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets.

4. Federal Taxes

The Fund intends to comply with the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.
PAGE 8

5. Organizational Costs

The Fund expects to incur organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.
PAGE 9







Independent Auditors' Report


The Board of Directors and Shareholder
Strategist Income Fund, Inc.:

We have audited the statement of assets and liabilities of Strategist High Yield Fund (a series within Strategist Income Fund, Inc.) as of April 15, 1996. This financial statement is the responsibility of Fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included verification of the investment in High Yield Portfolio by examination of the underlying Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Strategist High Yield Fund at April 15, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
April 16, 1996

STRATEGIST HIGH YIELD FUND
(a series within Strategist Income Fund, Inc.)

Statement of Assets and Liabilities

April 15, 1996


Assets:
  Investment in High Yield Portfolio                        $30,000
  Organizational costs (note 5)                              13,907
      Total assets                                           43,907

Liabilities:
  Payable to adviser (note 5)                                13,907

      Net assets applicable to outstanding capital stock    $30,000

Represented by:
  Capital stock - authorized 3 billion shares of $.01
    par value; outstanding 3,000 shares                     $    30
  Additional paid-in capital                                 29,970

      Total - representing net assets applicable to
        outstanding capital stock                           $30,000

Net asset value per share of outstanding capital stock      $ 10.00



See accompanying notes to financial statement.
PAGE 11

STRATEGIST HIGH YIELD FUND
(a series within Strategist Income Fund, Inc.)

Notes to Statement of Assets and Liabilities

April 15, 1996
1. Organization

The Fund is a series of Strategist Income Fund, Inc. and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to provide shareholders with a high current income with a secondary goal of capital growth. The Fund invests substantially all of its assets in the High Yield Portfolio (Portfolio), a series of Income Trust, an open-end investment company which has the same investment objectives as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at April 15, 1996 was 100%.

The only transactions of the Fund since inception has been the initial sale on April 15, 1996 of 3,000 shares of the Fund to American Express Financial Corporation (AEFC), and the investment of the proceeds in the underlying Portfolio.

2. Valuation of Investments

The Fund records its investment in the Portfolio at market value.

3. Investment Income and Expenses

The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses as follows:

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Under this agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, corporate filing fees; organizational expenses; and any other expenses properly payable by the Fund approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account of $25.

Under a Plan and Agreement of Distribution, the Fund pays American Express Service Corporation a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets.

A redemption fee of 0.5% is applied and retained by the Fund, if shares are redeemed or exchanged within 180 days of purchase.

4. Federal Taxes

The Fund intends to comply with the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

5. Organizational Costs

The Fund expects to incur organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.